Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Cash and Cash Equivalents	Cash and cash equivalents

	$ million
	Dec 31, 2023	Dec 31, 2022
Cash	5,886	6,608
Short-term bank deposits	6,590	5,147
Money market funds, reverse repos and other cash equivalents	26,298	28,491
Total	38,774	40,246
In 2023, cash continued to be invested with an emphasis on capital preservation. Information about credit risk is presented in Note 25. Included in cash and cash equivalents at December 31, 2023, were amounts totalling $460 million (2022: $156 million) subject to currency controls or other legal restrictions.